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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 8, 2003






                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)







            DELAWARE                      1-14380              73-1173881
   (State or other jurisdiction of      (Commission          (I.R.S. Employer
   incorporation or organization)       File Number)         Identification No.)







         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)





                                 (918) 495-4000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The purpose of this report is to furnish information about CITGO Petroleum Corporation included in its News Release, announcing enhancements to its liquidity, dated August 8, 2003, a copy of which is included as Exhibit 99.1.

ITEM 7.  EXHIBITS

         C. EXHIBITS

                  Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated August 8, 2003, entitled "CITGO Reschedules Investor Call."

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CITGO PETROLEUM CORPORATION


Date: August 8, 2003                              /s/ Larry Krieg
                                           -------------------------------------
                                                      Larry Krieg
                                           Controller (Chief Accounting Officer)

                                 EXHIBIT INDEX


          Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated August 8, 2003, entitled "CITGO Reschedules Investor Call."